UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2015

Zayo Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36690	26-1398293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On November 10, 2015, Zayo Group International Limited, a subsidiary of  Zayo Group, LLC ("Zayo"), the primary operating subsidiary of Zayo Group Holdings, Inc. (“the Company”), entered into a definitive agreement to acquire Viatel Infrastructure Europe Ltd, Viatel (UK) Limited, Viatel France SAS, Viatel Deutschland GmbH and Viatel Nederland BV (collectively,“Viatel”).  Viatel was a wholly owned subsidiary of Digiweb Holdings Ltd, a full service telecommunications and managed services operator, based in Dundalk, Ireland.   The acquisition of Viatel closed on December 31, 2015 (the “Acquisition”). Upon the close of the Acquisition, the Company acquired 100 percent of the equity interest in Viatel. The purchase price, subject to certain post-closing adjustments, was €98.8 million ($107.9 million) and was paid with cash on hand.

The Acquisition will provide the Company with Pan-European intercity and metro fiber capability via an 8,400 kilometer fiber network across eight countries. The transaction added 12 new metro networks, seven data centers and connectivity to 81 on-net buildings. Two wholly-owned subsea cable systems will provide connectivity on two of Europe’s key routes – London to Amsterdam and London to Paris. The acquired Viatel businesses are highly aligned with the Company’s existing product and customer set, including a higher proportion of dark fiber revenue.

Zayo issued a press release on December 31, 2015 announcing the closing of the Agreement.

A copy of the press release is filed as Exhibit 99.1 to this filing on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Ecember
Exhibit No.	Description
99.1	Press Release dated December 31, 2015

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration, with respect to the Company and Zayo, those risks and uncertainties discussed in each registrants’ Annual Report on Form 10-K for the year ended June 30, 2015 and each registrants’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, including but not limited to those under the heading "Risk Factors" to the extent each heading is included therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: December 31, 2015

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: December 31, 2015